UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 23, 2017

Pfenex Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36540	27-1356759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10790 Roselle Street

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 352-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Executive Officer and Director

On January 23, 2017, Dr. Bertrand C. Liang submitted a letter to the Board of Directors (the “Board”) of Pfenex Inc. (the “Company”) resigning from all officer positions and as a member of the Board, effective immediately on such date. Following his resignation, the Board reduced the size of the Board to five directors.

In connection with Dr. Liang’s resignation, the Company and Dr. Liang entered into a separation agreement and release (the “Separation Agreement”) on January 23, 2017. The Separation Agreement provides, as consideration for a full release of all claims related to Dr. Liang’s employment, the continuation of payments of his base salary for twelve months from the date of his resignation and the reimbursement of any payments associated with maintaining benefits under the Company’s health insurance plans for a period of twelve months. In addition, the Company entered into a consulting agreement (the “Consulting Agreement”) with Dr. Liang pursuant to which he agreed to provide transition consulting services at a rate of $10,000 per month for a period of up to twelve months. Equity incentive awards held by Dr. Liang will continue to vest and remain exercisable in accordance with their terms during Dr. Liang’s consultancy. The foregoing information is a summary of select terms from the Separation Agreement and the Consulting Agreement, is not complete, and is qualified in its entirety by reference to the full text of each such agreement, copies of which are attached as exhibits to this Current Report on Form 8-K.

Appointment of Interim Chief Executive Officer

Effective as of January 23, 2017, the Board appointed Patrick K. Lucy to serve as the Company’s Interim Chief Executive Officer, President, and Secretary. Mr. Lucy, age 49, has served as the Company’s Chief Business Officer since 2014. Mr. Lucy previously served as the Company’s Vice President of Business Development and Marketing between 2009 and 2014. Prior to joining the Company, Mr. Lucy held the position of Director of Business Development at DowPharma, a business within The Dow Chemical Company, a chemicals manufacturer, from 2002 to 2009. From 1999 to 2002, he held the position of Director of Business Development at Collaborative BioAlliance, Inc., a biotechnology company, which was acquired by The Dow Chemical Company. From 1998 to 1999, Mr. Lucy worked as a Validation Manager and Capital Project Manager and from 1996 to 1998, as a Quality Control Biochemistry Supervisor at Lonza Biologics Inc., a chemicals and biotechnology company. From 1991 to 1996, Mr. Lucy held various positions at Repligen Corporation, a life sciences company. Mr. Lucy holds a Bachelor’s degree in Biology from Villanova University.

No new compensatory arrangements were entered into with Mr. Lucy in connection with his appointment as Interim Chief Executive Officer, President, and Secretary.

Mr. Lucy has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, nor are any such transactions currently proposed. There is no arrangement or understanding between Mr. Lucy or any other person pursuant to which Mr. Lucy was selected as an officer. There are no family relationships between Mr. Lucy and any of the Company’s directors or executive officers.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release in connection with the leadership transition described above, a copy of which is furnished as Exhibit 99.1 to this Current Report.

The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The resignation of Dr. Liang referred to in Item 5.02 above followed the completion of an independent investigation overseen by the audit committee of the Board (the “Audit Committee”) and with the assistance of outside legal counsel. The investigation focused on violations of the Company’s Board Approval Process Policy and related violations of the Company’s Code of Ethics and Conduct. The investigation determined that Dr. Liang had not acted in accordance with the Company’s Board Approval Process Policy and Code of Ethics and Conduct as a result of his failure to comply with certain Board approval procedures for third-party contracts. At the conclusion of the investigation, Dr.

Liang submitted the letter of resignation referred to in Item 5.02. The Company does not believe its current operating results or previously disclosed operating results were affected by Dr. Liang’s actions, pending completion of the audit of the Company’s financial statements for fiscal year 2016.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement and Release by and between the Company and Bertrand C. Liang effective January 23, 2017.

10.2	Consulting Agreement by and between the Company and Bertrand C. Liang effective January 23, 2017 (contained in Exhibit 10.1 hereto).

99.1	Press release issued by Pfenex Inc. dated January 24, 2017.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Pfenex’s expectations, strategy, plans or intentions. Forward-looking statements in this communication include, but are not limited to, Pfenex’s belief that its current operating results or previously disclosed operating results were not affected by Dr. Liang’s actions. Factors that may cause future results to differ materially from management’s current expectations include, among other things, the discovery of additional information relevant to the investigation and differing conclusions from our independent registered public accounting firm in connection with their completion of audit of the Company’s financial statements. Information on these and additional risks, uncertainties, and other information affecting Pfenex’s business and operating results is contained in Pfenex’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 and in Pfenex’s subsequent reports filed with the Securities and Exchange Commission. Additional information will also be set forth in Pfenex’s Annual Report on Form 10-K for the year ended December 31, 2016 to be filed with the Securities and Exchange Commission. The forward-looking statements in this communication are based on information available to Pfenex as of the date hereof, and Pfenex disclaims any obligation to update any forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFENEX INC.

Date: January 24, 2017	By:	/s/ Paul Wagner
Paul Wagner Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement and Release by and between the Company and Bertrand C. Liang effective January 23, 2017.

10.2	Consulting Agreement by and between the Company and Bertrand C. Liang effective January 23, 2017 (contained in Exhibit 10.1 hereto).

99.1	Press release issued by Pfenex Inc. dated January 24, 2017.